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                                                                   Exhibit 10.23

                           SECOND AMENDMENT TO LEASE

DATED:    June 14, 2000

BETWEEN:  Smith Cove Partnership.
          A Washington General Partnership                       LANDLORD

AND:      PhotoWorks, Inc. (Seattle FilmWorks, Inc.)             TENANT
          A Washington Corporation

     By written Lease dated March 4, 1997, and further amended on January 14, 1998, Tenant leased from Landlord two office/warehouse building located at 1240 & 1250 16/th/ Avenue West, Seattle, Washington 98110 (hereinafter referred to as the "the Premises"). Said documents are hereinafter jointly referred to as the "Lease". The Lease expires September 30, 2000.

     NOW, THEREFORE, the parties agree as follows:

     1. The Lease shall be extended for five (5) years commencing on October 1, 2000.
     2.   Base rent shall be as follows:
          For October 1, 2000 through September 30, 2003 the monthly lease amount is $35,000.
          For October 1, 2003 through September 30, 2005 the monthly lease amount is $39,200.
     3. Except as expressly modified hereby, all terms of the lease shall remain in full force and effect and shall continue through the extended term.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

Smith Cove Partnership.                      PhotoWorks, Inc.
A Washington General Partnership             a Washington Corporation

By /s/ Robert M. Curley                      By /s/ Mickey Lass
Robert M. Curley                             Mickey Lass
General Partner                              Vice President
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                        (Acknowledgement of Partnership)

STATE OF WASHINGTON)
                         )SS
COUNTY OF KING)

     On this 14/th/ day of June, 2000, before me, personally appeared Robert Curley to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me the he signed the said instrument as free and voluntary act and deed for the uses and voluntary act and deed for the uses and purposes therein mentioned.

                              /s/ Linda Marie Clay
                              Notary Public for PhotoWorks, Inc.
                              My Commission Expires:  11-7-03


                        (Acknowledgement of Corporation)

STATE OF WASHINGTON)
                         )SS
COUNTY OF KING)

     On this 14/th/ day of June, 2000, before me, personally appeared Mickey Lass to me known to be the Vice President, respectively, of PhotoWorks, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

voluntary act and deed for the uses and purposes therein mentioned.

                              /s/ Linda Marie Clay
                              Notary Public for PhotoWorks, Inc.
                              My Commission Expires:  11-7-03